UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): August 30, 2024

Conifer Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan	001-37536	27-1298795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 West Big Beaver Road, Suite 200
Troy, MI 48084
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (248) 559-0840

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CNFR	The Nasdaq Stock Market LLC
9.75% Senior Notes due 2028	CNFRZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to provide revised pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the sale by Conifer Holdings, Inc., a Michigan corporation (the “Company”) of Conifer Insurance Services, Inc., a Michigan limited liability company and wholly owned subsidiary of the Company (“CIS”), to BSU Leaf Holdings LLC, a Delaware limited liability company (“Buyer”), pursuant to the Interest Purchase Agreement, dated as of the closing date (the “CIS Agreement”), by and among the Company, Buyer and Buyer’s parent (the “Transaction”).  The Transaction was disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 6, 2024 (the “Original Form 8-K”).

The Company is filing in this Amendment revised pro forma financial information related to the acquisition in Exhibit 99.2. The pro forma financial information has been revised to present the sale of CIS as discontinued operations.

Unless otherwise indicated herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original Form 8-K, or to modify or update those disclosures affected by subsequent events. This Amendment should be read in conjunction with the Company’s other filings made with the Securities and Exchange Commission subsequent to the Original Form 8-K, including any amendments to those filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1#	Interest Purchase Agreement dated August 30, 2024, by and among BSU Leaf Holdings LLC, Conifer Holdings, Inc., and Bishop Street Underwriters LLC.

99.1	Press Release of Conifer Holdings, Inc., dated September 3, 2024 (furnished and not filed).

99.2	Unaudited Pro Forma Condensed Combined Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONIFER HOLDINGS INC.

Date: October 4, 2024	By:	/s/ Brian J. Roney
	Name:	Brian J. Roney
	Title:	Chief Executive Officer